EXHIBIT 99.1

Everyday Health Reports First Quarter 2014 Financial Results

NEW YORK – May 12, 2014 – Everyday Health (NYSE: EVDY), a leading digital health and wellness company, today announced financial results for the first quarter ended March 31, 2014.

•	First quarter total revenue grew 23% year-over-year to $37.5 million. Advertising and sponsorship revenue grew 29% year-over-year to $32.7 million.

•	Average revenue per advertiser increased 43% year-over-year.

•	Adjusted EBITDA was $3.2 million in the first quarter of 2014 compared to $166 thousand in the same quarter last year.

“We are off to a strong start for the year as a newly public company,” said Ben Wolin, Co-Founder and CEO of Everyday Health. “Our multi-brand business model continues to deliver meaningful solutions to engage our consumer and professional audience, and to demonstrate quantifiable results for our marketers. As we continue to innovate and the healthcare industry continues to evolve, we will be well-positioned to pursue opportunities to influence health outcomes and the cost of care for payors, providers, and employers.”

First Quarter 2014 Financial Results

•	Total revenue was $37.5 million, a 23% increase from $30.5 million in the first quarter of 2013.

o	Advertising and sponsorship revenue was $32.7 million, a 29% increase from $25.4 million in the first quarter of 2013.

o	Premium services revenue was $4.8 million, a 6% decrease from $5.1 million in the first quarter of 2013, consistent with the Company’s strategy of focusing on advertising and sponsorship revenue.

•	Adjusted EBITDA was $3.2 million, compared to $166 thousand in the first quarter of 2013.

•	Net loss on a GAAP basis was ($7.8) million this quarter, compared to a net loss of ($9.2) million in the first quarter of 2013. Net loss on a non-GAAP basis was ($2.5) million in the first quarter of 2014, compared to ($6.8) million in the first quarter of 2013. GAAP net loss per share was ($1.44) in the first quarter of 2014, which excludes the impact of transactions related to the Company’s IPO. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Loss.”

•	Pro forma for the transactions related to the Company’s IPO, non-GAAP net loss per share was ($0.08) in the first quarter of 2014. Pro forma share count assumes the issuance of the shares sold in the IPO, as well as the conversion of all outstanding shares of preferred stock into common stock in connection with the IPO, as of January 1, 2014, and pro forma non-GAAP net loss per share is based on 30.0 million shares outstanding.

“During the first quarter, we executed well on our strategy of going deeper with existing clients, as evidenced by our strong growth rates in advertising and sponsorship revenue and average revenue per advertiser,” said Brian Cooper, Chief Financial Officer of Everyday Health. “We also improved our operating leverage in three key areas – editorial and product, sales and marketing, and data and analytics – which contributed to significant bottom line growth and margin expansion.”

Initial Public Offering

•	On April 2, 2014, the Company closed its initial public offering, which resulted in the issuance of 5.36 million shares of common stock and net proceeds of $67.9 million, after deducting underwriting discounts and commissions and offering expenses. On April 30, 2014, pursuant to the underwriters’ exercise of their IPO over-allotment option, the Company issued an additional 316,414 shares of common stock and received additional net proceeds of $4.1 million. The Company’s pro forma cash balance as of March 31, 2014, after giving effect to the receipt of the IPO net proceeds, was $89.6 million.

Financial Outlook

For the second quarter of 2014 and full year 2014, the Company anticipates achieving financial results as set forth below:

Second Quarter of 2014
Total Revenue	$40.5 million – $41.0 million
Advertising & Sponsorship Revenue	$35.7 million – $36.2 million
Adjusted EBITDA	$6.5 million – $6.7 million

Full Year 2014
Revenue	$179.3 million – $180.3 million
Advertising & Sponsorship Revenue	$160.9 million – $161.9 million
Adjusted EBITDA	$34.0 million – $34.5 million

Earnings Teleconference Information

The Company will discuss its first quarter 2014 financial results and business outlook during a teleconference today, May 12, 2014, at 5:00 PM ET. The conference call can be accessed at (877) 201-0168 or (647) 788-4902 (International), conference ID# 27111723. The call will also be broadcast simultaneously at http://ir.everydayhealth.com.

Following completion of the call, a recorded replay of the webcast will be available on Everyday Health’s website. To listen to the telephone replay, call toll-free (855) 859-2056 or (404) 537-3406 (International), conference ID# 27111723. The telephone replay will be available from 8:00 PM ET May 12, 2014 through 11:59 PM ET May 18, 2014. Additional investor information can be accessed at http://ir.everydayhealth.com.

About Everyday Health, Inc.

Everyday Health, Inc. (NYSE: EVDY) is a leading provider of digital health and wellness solutions. Everyday Health combines premier digital content from leading health brands with sophisticated data and analytics technology to provide a highly personalized and differentiated content experience to its users. During 2013, an estimated average of 43 million consumers and 500,000 healthcare professionals, including one-third of all U.S. physicians, engaged with Everyday Health’s health and wellness properties each month across multiple channels, including the web, mobile devices, video and social media.

Safe Harbor Provision

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding our future financial performance set forth under the heading “Financial Outlook.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: our ability to attract and retain users to our portfolio of properties; our ability to attract and retain customers; the timing and amount of advertising spending by our current and future customers; our ability to enter into new, or extend existing, partnership arrangements; our ability to successfully pursue opportunities in the broader health and wellness sectors; as well as those factors contained in the “Risk Factors” section of our final prospectus dated March 27, 2014 filed with the SEC on March 28, 2014 and our other SEC filings. All information in this release is as of May 12, 2014. Except as required by law, we undertake no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in our expectations.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in the Company’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Adjusted EBITDA, non-GAAP net loss and non-GAAP earnings per share (“EPS”).

A “non-GAAP financial measure” refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The Company provides certain non-GAAP measures as additional information relating to its operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The Company has presented Adjusted EBITDA, non-GAAP net loss and non-GAAP EPS as non-GAAP financial measures in this press release. We define Adjusted EBITDA as net loss plus: interest expense, net; income tax expense; depreciation and amortization expense; stock-based compensation expense; compensation expense related to acquisition earnout arrangements; write-offs of unamortized deferred financing and other debt extinguishment costs; reduction in force severance charges; loss from discontinued operations; and certain other non-cash charges such as preferred stock warrant mark-to-market adjustments. We define non-GAAP net loss as net loss, plus non-cash stock-based compensation, non-cash deemed dividend on the Series G IPO ratchet, compensation expense related to acquisition earnout arrangements, loss from discontinued operations, and other unusual or significant adjustments such as the write-off of deferred finance costs and other debt extinguishment costs and the preferred stock mark-to-market adjustment. We define non-GAAP EPS as non-GAAP net loss divided by pro forma weighted-average shares outstanding, which assumes the issuance of the shares sold in the IPO, as well as the conversion of all outstanding shares of preferred stock into common stock in connection with the IPO, as of January 1, 2014.

The Company believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Our management uses these non-GAAP financial measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. The Company believes that these non-GAAP financial measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance.

EVERYDAY HEALTH, INC.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31, 2013	March 31, 2014 (unaudited)	Pro forma March 31, 2014 (unaudited)
Assets
Current assets:
Cash and cash equivalents	$16,242	$14,770	$89,551
Accounts receivable, net of allowance for doubtful accounts of $530, $642 and $642 as of December 31, 2013, March 31, 2014 and pro forma March 31, 2014, respectively	49,373	38,223	38,223
Deferred tax asset	133	133	133
Prepaid expenses and other current assets	7,822	9,627	6,865
Total current assets	73,570	62,753	134,772
Property and equipment, net	21,095	21,751	21,751
Goodwill	82,153	82,153	82,153
Intangible assets, net	9,735	9,190	9,190
Other assets	5,729	4,910	4,910
Total assets	$192,282	$180,757	$252,776

Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$8,459	$6,754	$6,754
Accrued expenses	25,919	18,094	18,094
Deferred revenue	6,808	7,376	7,376
Current portion of long-term debt	1,333	1,500	1,500
Other current liabilities	830	929	929
Total current liabilities	43,349	34,653	34,653
Long-term debt	70,000	70,800	70,800
Deferred tax liabilities	5,199	5,440	5,440
Other long-term liabilities	4,937	5,224	4,084
Redeemable convertible preferred stock (Series A-G), net of expenses, $0.01 par value: 27,204,144 shares authorized at December 31, 2013 and March 31, 2014; 26,820,270 shares issued and outstanding at December 31, 2013 and March 31, 2014 (aggregate liquidation value of $114,627 at March 31, 2014); no shares issued and outstanding as of March 31, 2014, pro forma	158,766	158,766	—
Stockholders’ equity (deficit):
Common stock, $0.01 par value: 45,000,000 shares authorized at December 31, 2013 and March 31, 2014; 5,366,478 and 5,545,768 shares issued and outstanding at December 31, 2013 and March 31, 2014, respectively; 30,091,942 shares issued and outstanding as of March 31, 2014, pro forma	54	56	301
Treasury stock	(55)	(55)	(55)
Additional paid-in capital	33,726	37,326	277,085
Accumulated deficit	(123,694)	(131,453)	(139,532)
Total stockholders’ equity (deficit)	(89,969)	(94,126)	137,799
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$192,282	$180,757	$252,776

Note: Pro forma presentation reflects transactions related to the Company’s initial public offering, which closed on April 2, 2014.

EVERYDAY HEALTH, INC.

Consolidated Statements of Operations

(in thousands, except share and per share data, unaudited)

	Three months ended March 31,
	2013	2014
Revenues
Advertising and sponsorship revenues	$25,380	$32,692
Premium services revenues	5,124	4,813
Total revenues	30,504	37,505
Operating expenses:
Cost of revenues	9,835	11,421
Sales and marketing	9,061	10,970
Product development	10,344	10,196
General and administrative	6,355	6,411
Total operating expenses	35,595	38,998
Loss from operations	(5,091)	(1,493)
Interest expense, net	(2,129)	(1,863)
Other expense	—	(4,114)
Loss from continuing operations before provision for income taxes	(7,220)	(7,470)
Provision for income taxes	(264)	(289)
Loss from continuing operations	(7,484)	(7,759)
Loss from discontinued operations, net of tax	(1,745)	—
Net loss	$(9,229)	$(7,759)
Net loss from continuing operations per common share—basic and diluted	$(1.52)	$(1.44)
Net loss from discontinued operations per common share—basic and diluted	$(0.35)	$—
Net loss per common share—basic and diluted	$(1.87)	$(1.44)
Weighted-average common shares outstanding—basic and diluted	4,925,306	5,403,846
Pro forma net loss per share attributable to common stockholders—basic and diluted		$(0.53)
Pro forma weighted-average common shares outstanding—basic and diluted		29,950,020

Note: Pro forma presentation reflects transactions related to the Company’s initial public offering, which closed on April 2, 2014.

EVERYDAY HEALTH, INC.
Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended March 31,
	2013	2014
Cash flows from operating activities
Net loss	$(9,229)	$(7,759)
Less loss from discontinued operations, net of tax	(1,745)	—
Loss from continuing operations	(7,484)	(7,759)
Adjustments to reconcile loss from continuing operations to net cash provided by operating activities:
Depreciation and amortization	3,920	3,558
Amortization of video and television costs	264	—
Provision for doubtful accounts	62	215
Stock-based compensation	452	1,069
Amortization and write-off of financing costs	421	4,169
Provision for deferred income taxes	241	241
Changes in operating assets and liabilities:
Accounts receivable	7,682	10,935
Prepaid expenses and other current assets	(420)	(2,645)
Additions to video and television costs	(389)	—
Accounts payable and accrued expenses	(2,398)	(8,610)
Deferred revenue	1,392	568
Other current liabilities	(352)	32
Other long-term liabilities	127	307
Net cash provided by operating activities from continuing operations	3,518	2,080
Net cash used in operating activities from discontinued operations	(1,745)	—
Net cash provided by operating activities	1,773	2,080
Cash flows from investing activities
Additions to property and equipment, net	(2,825)	(3,476)
Proceeds from sale of business	—	152
Payment for business purchased, net of cash acquired	(2,103)	—
Payment of security deposits and other assets	(782)	5
Net cash used in investing activities	(5,710)	(3,319)
Cash flows from financing activities
Proceeds from the exercise of stock options	3	1,172
Repayments of principal under former revolver credit facility	—	(30,000)
Repayment of principal under former term loan facility	(708)	(41,333)
Borrowings under revolver credit facility	—	32,300
Borrowings under term loan facility	—	40,000
Principal payments on capital lease obligations	(72)	(145)
Payments of credit facility financing costs	—	(2,227)
Payment for purchase of treasury stock	(55)	—
Net cash used in financing activities	(832)	(233)
Net decrease in cash and cash equivalents	(4,769)	(1,472)
Cash and cash equivalents, beginning of period	23,888	16,242
Cash and cash equivalents, end of period	$19,119	$14,770
Supplemental disclosure of cash flow information
Interest paid	$1,670	$2,262
Income taxes paid	$—	$16
Supplemental disclosure of non-cash investing and financing activities
Issuance of common stock for acquired business	$907	$919
Issuance of common stock for acquired assets	$74	$—
Warrants issued in connection with website partner agreement	$—	$1,131
Capital lease obligations incurred	$64	$193

EVERYDAY HEALTH, INC.
Adjusted EBITDA Reconciliation
(in thousands, unaudited)

	Three months ended March 31,
	2013	2014
Adjusted EBITDA	$166	$3,217

Interest Expense, net	2,129	1,863
Income tax provision	264	289
Depreciation and amortization expense	3,920	3,558
Stock compensation expense	452	1,069
Compensation expense related to acquisition earnout	200	84
Write-off of debt extinguishment costs	—	3,861
Reduction in force severance charges	685	—
Preferred stock warrant mark-to-market adjustment	—	252
Loss from discontinued operations	1,745	—

Net loss	$(9,229)	$(7,759)

EVERYDAY HEALTH, INC.
Reconciliation of Non-GAAP Net Loss
(in thousands, except share and per share data, unaudited)

	Three months ended March 31,
	2013	2014	Pro forma 2014
Net loss	$(9,229)	$(7,759)	$(15,838)

Stock compensation expense	452	1,069	1,069
Write-off of debt extinguishment costs	—	3,861	3,861
Preferred stock warrant mark-to-market adjustment	—	252	252
Deemed dividend related to Series G preferred stock IPO ratchet	—	—	8,079
Compensation expense related to acquisition earnout	200	84	84
Loss from discontinued operations	1,745	—	—
Non-GAAP net loss	$(6,832)	$(2,493)	$(2,493)
Weighted-average common shares outstanding—basic and diluted	4,925,306	5,403,846	29,950,020
Non-GAAP net loss per common share—basic and diluted	$(1.39)	$(0.46)	$(0.08)

Note: Pro forma presentation reflects transactions related to the Company’s initial public offering, which closed on April 2, 2014. Pro forma net loss for the three months ended March 31, 2014 includes a deemed dividend related to the Series G preferred stock IPO ratchet.

Source: Everyday Health

Investor Relations Contact:

Melanie Goldey, SVP, Strategic Planning & IR

(646) 728-9768

ir@everydayhealthinc.com

Denise Garcia, ICR

(646) 728-9768

ir@everydayhealthinc.com